24.1(a)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Gordon M. Bethune

                      Printed name:  Gordon M. Bethune

                    Dated and effective as of August 1, 1996

                                                          24.1(b)


                        POWER OF ATTORNEY


     The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Lawrence W. Kellner

                      Printed name:  Lawrence W. Kellner

                    Dated and effective as of August 1, 1996

                                                          24.1(c)


                        POWER OF ATTORNEY


     The undersigned officer of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Michael P. Bonds

                      Printed name:  Michael P. Bonds

                    Dated and effective as of August 1, 1996

                                                          24.1(d)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Thomas J. Barrack, Jr.

                      Printed name:  Thomas J. Barrack, Jr.

                    Dated and effective as of August 1, 1996

                                                          24.1(e)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ David Bonderman

                      Printed name:  David Bonderman

                    Dated and effective as of August 1, 1996

                                                          24.1(f)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Gregory D. Brenneman

                      Printed name:  Gregory D. Brenneman

                    Dated and effective as of August 1, 1996

                                                          24.1(g)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Patrick Foley

                      Printed name:  Patrick Foley

                    Dated and effective as of August 1, 1996

                                                          24.1(h)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Douglas H. McCorkindale

                      Printed name:  Douglas H. McCorkindale

                    Dated and effective as of August 1, 1996

                                                          24.1(i)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ George G.C. Parker

                      Printed name:  George G.C. Parker

                    Dated and effective as of August 1, 1996

                                                          24.1(j)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Richard W. Pogue

                      Printed name:  Richard W. Pogue

                    Dated and effective as of August 1, 1996

                                                          24.1(k)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ William S. Price III

                      Printed name:  William S. Price III

                    Dated and effective as of August 1, 1996

                                                          24.1(l)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Donald L. Sturm

                      Printed name:  Donald L. Sturm

                    Dated and effective as of August 1, 1996

                                                          24.1(m)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.


                                By: /s/ Karen Hastie Williams

                      Printed name:  Karen Hastie Williams

                    Dated and effective as of August 1, 1996

                                                          24.1(n)


                        POWER OF ATTORNEY


     The undersigned director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as a director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as a director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain shelf Registration Statement on Form S-3 relating to the primary offering of certain shares of the Company's Class B common stock and the secondary offering of certain shares of the Company's Class A common stock, Class B common stock and warrants to purchase shares of each such class (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as a director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                By: /s/ Charles A. Yamarone

                      Printed name:  Charles A. Yamarone

                    Dated and effective as of August 1, 1996